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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 25, 2002
                                (Date of Report)
                 Date of earliest event reported: April 22, 2002


                                   CLARE, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)



         MASSACHUSETTS                 0-26092                04-2561471
         -------------                 -------                ----------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 Incorporation or organization)      File Number)          Identification No.)



78 Cherry Hill Drive, Beverly, Massachusetts                        01915
--------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (978) 524-6700
                                                           --------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5.   Other Events

         On April 22, 2002, Clare, Inc. ("Clare") entered into a definitive Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), by and among IXYS Corporation ("IXYS"), a Delaware corporation, Teacup Acquisition Corp., a Massachusetts corporation and wholly-owned subsidiary of IXYS ("Merger Sub") and Clare. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Clare, with Clare surviving as a wholly-owned subsidiary of IXYS (the "Merger"). The Merger Agreement has been approved unanimously by both the board of directors of IXYS and the board of directors of Clare.

         Under the terms of the Merger Agreement, upon consummation of the Merger, stockholders of Clare will receive 0.49147 of a share of IXYS common stock in exchange for each share of Clare common stock that they hold. The transaction, which is subject to customary conditions to closing, including the receipt of regulatory approvals and the approval of the stockholders of both IXYS and Clare, is expected to close by late in the second calendar quarter or early in the third calendar quarter of 2002.

         In connection with the Merger Agreement, certain stockholders of Clare have entered into voting agreements with IXYS which provide that each such stockholder will vote their shares of Clare common stock in favor of approval and adoption of the Merger Agreement and approval of the Merger. In addition, Nathan Zommer, President and Chief Executive Officer of IXYS, has entered into a voting agreement with Clare pursuant to which he has agreed to vote his shares of IXYS common stock in favor of the issuance of IXYS common stock pursuant to the Merger.

         A copy of the Merger Agreement is attached to this report as Exhibit
2.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit. A copy of the press release issued by IXYS announcing the transaction is attached to this report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits:

         Exhibit 2.1 Agreement and Plan of Merger and Reorganization, dated as of April 22, 2002, by and among Ixys Corporation, Teacup Acquisition Corp. and Clare, Inc.

         Exhibit 99.1  Joint Press Release dated April 23, 2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   CLARE, INC.



Dated:  April 25, 2002             By: /s/ Harry Andersen
                                       ---------------------------------
                                       Harry Andersen
                                       Senior Vice President and
                                       Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

     2.1 Agreement and Plan of Merger and Reorganization, dated as of April 22, 2002, by and among Ixys Corporation, Teacup Acquisition Corp. and Clare, Inc.

    99.1          Joint Press Release dated April 23, 2002.